UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 24, 2009
                                                         -----------------

                               CAPE BANCORP, INC.
                               ------------------
             (Exact Name of Registrant as Specified in its Charter)

         Maryland                         001-33934              26-1294270
-----------------------------        --------------------        ----------
(State or Other Jurisdiction)        (Commission File No.)    (I.R.S. Employer
     of Incorporation)                                       Identification No.)


225 North Main Street, Cape May Courthouse, New Jersey             08210
-------------------------------------------------------            -----
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (609) 465-5600
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02   Results of Operations and Financial Condition
            ---------------------------------------------

     On February 24, 2009, the Registrant issued a press release announcing its revised financial results for the quarter and year ended December 31, 2008. This earnings release revises the Registrant's earnings release dated February 13, 2009. A copy of the press release is attached as Exhibit 99.1 to this report and is being furnished to the SEC and shall not be deemed filed for any purpose.

Item 9.01.  Financial Statements and Exhibits
            ---------------------------------
            (a)   Financial Statements of Businesses Acquired. Not applicable

            (b)   Pro Forma Financial Information.  Not Applicable

            (c)   Shell Company Transactions. Not Applicable

             (d)  Exhibits.

                  Exhibit No.         Description
                  -----------         -----------

                  99.1 Press release regarding revised earnings, dated February 24, 2009, issued by Cape Bancorp, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            CAPE BANCORP, INC.



DATE:  February 24, 2009            By:     /s/Robert J. Boyer
                                            ------------------
                                            Robert J. Boyer
                                            Chief Operating Officer

                                  EXHIBIT INDEX


Exhibit           Description
-------           -----------

99.1 Press release regarding revised earnings, dated February 24, 2009, issued by Cape Bancorp, Inc.